UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2010

CELGENE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-16132	22-2711928
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

86 Morris Avenue, Summit, New Jersey	07901
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 673-9000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

The information included in Item 8.01 is incorporated herein by reference

Item 8.01. Other Events

On June 30, 2010, Celgene Corporation (“Celgene”) and Abraxis BioScience, Inc. (“Abraxis”) issued a joint press release announcing the execution of an Agreement and Plan of Merger, dated as of June 30, 2010, by and among Celgene, Abraxis and Artistry Acquisition Corp., a direct wholly-owned subsidiary of Celgene. A copy of the joint press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

The information required by Item 1.01 will be filed in a separate Current Report on Form 8-K.

Additional Information

This communication is being made in respect of the proposed merger transaction involving Celgene and Abraxis. In connection with the proposed transaction, Celgene will file with the SEC a registration statement on Form S-4 and Abraxis will mail a proxy statement/prospectus to its stockholders, and each will be filing other documents regarding the proposed transaction with the SEC as well. Before making any voting or investment decision, investors are urged to read the registration statement on Form S-4 and the proxy statement/prospectus regarding the proposed transaction and any other relevant documents carefully in their entirety when they become available because they will contain important information about the proposed transaction. The final proxy statement/prospectus will be mailed to Abraxis stockholders. You may obtain copies of all documents filed with the SEC concerning the proposed transaction, free of charge, at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Celgene by going to Celgene’s Investor Relations website page at www.celgene.com.

Celgene, Abraxis and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Celgene directors and officers is available in Celgene’s proxy statement for its 2010 annual meeting of shareholders and Celgene’s 2009 Annual Report on Form 10-K, which were filed with the SEC on April 30, 2010 and February 18, 2010, respectively. Information regarding Abraxis directors and executive officers is available in Abraxis’ proxy statement for its 2009 annual meeting of stockholders and Abraxis’ 2009 Annual Report on Form 10-K, which were filed with the SEC on October 30, 2009 and March 12, 2010, respectively. Other information regarding persons who may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction will be contained in the proxy statements/prospectus filed to be filed by Abraxis with the SEC when it becomes available.

Item 9.01. Financial Statements and Exhibits.

The following exhibits are attached to this Current Report on Form 8-K:

(d) Exhibits.

Exhibit No.	Description
99.1	Joint Press Release issued by Celgene Corporation and Abraxis BioScience, Inc. dated June 30, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 30, 2010.

CELGENE CORPORATION

By:	/s/ David W. Gryska
Name: David W. Gryska Title: Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Joint Press Release issued by Celgene Corporation and Abraxis BioScience, Inc. dated June 30, 2010.